UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 12, 2011

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1– 10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

On May 12, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Cypress Semiconductor Corporation approved a salary increase for our Named Executive Officers as set forth below:

NAME	PERCENTAGE INCREASE	CURRENT ANNUAL SALARY	2011 MERIT SALARY
Brad W. Buss	3.0	$337,404	$347,527
Paul Keswick	2.8	$320,110	$329,073
Christopher Seams	4.2	$378,804	$394,714
Norman Taffe	3.4	$293,213	$303,182

No salary increase has yet been approved for T.J. Rodgers, the Company’s President and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 31, 2011	By:	/s/ Brad W. Buss
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration